Exhibit 99.2

ATS Corporation (OTCBB: ATCT) and its Subsidiaries Investor Presentation September 2007

Forward-Looking Statements This slide presentation contains forward-looking statements about ATS Corporation (“ATS”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of ATS management and are subject to risks and uncertainties that could cause actual results to differ from the forward-looking statements. Many of these risks and uncertainties are detailed in ATS’ filings with the Securities and Exchange Commission. The information in this presentation should be read in light of such risks. ATS does not assume any obligation to update the information contained in this slide presentation.

History Federal Services Acquisition Corporation (FSAC) founded in April 2005 Successful IPO in October 2005 raised $126M Purchase agreement with acquisition target in April 2006 Cleared by SEC in December 2006! Closed acquisition as of January 15, 2007 At 6/30, completed first half year (5 ½ months) of operations as stand-alone public company

The Management Team Dr. Ed Bersoff, Chairman and CEO Former Founder and CEO of BTG, Inc. (BTGI) Director ICFI, EFJI Former Director TTN, FRGO Pamela A. Little, Senior Vice President and CFO Early experience as controller in major government contracts firm Former CFO of public and private companies Former President/COO/Director of government contracts firm Chair of Audit Committee of a regional bank

Board of Directors Dr. Ed Bersoff, Chairman and CEO Joel Jacks Founder and Managing Partner of CM Equity Partners, active investor in the government services market Ginger Lew Extensive business and investment experience; Former Deputy Administrator of the Small Business Administration Joseph Saponaro Government services company executive Peter Schulte Founder and Managing Partner of CM Equity Partners, active investor in the government services market Edward Smith Senior investment banker with expertise in the technology sector and public company board experience George Troendle Government services company executive

The ATSC Market Civilian Agencies Housing and Urban Development Architect of the Capitol Department of Commerce Department of Labor, etc. Dept. of Defense Office of the Secretary of Defense US Army Corps of Engineers Army, Navy, Air Force units, etc. Dept. of Homeland Security US Coast Guard Federal Air Marshal Service Customs and Border Patrol Advanced Research Projects Agency State and Local Law Enforcement Agencies Government Sponsored Enterprises Fannie Mae Freddie Mac Commercial Enterprises (insurance, banking)

Long Term Customer Relationships Many of ATS customers have extensive relationships with the company 26 25 23 14 11 8 6 6 6 6 5 4 2 0 5 10 15 20 25 Years of Service OUSD(P) HUD Army Corps of Engineers DOL Fannie Mae Air Force DoED EXIM DLA PBGC Federal Housing Finance Board E*Trade Architect of the Capitol

ATSC Historic Market Mix 50% 20% 27% 3% Civilian Federal Agencies 50% Defense and Homeland Security 20% Commercial 27% State and Local Governments 3%

ATSC Federal Government Market US Federal IT (excluding classified programs) – over $63 Billion in FY 2006 Source: http://www.whitehouse.gov.omb.budget US Federal Professional and Technical Services – over $150 Billion (includes IT) Source: Professional Services Council US Intelligence IT Services — estimated at over $13 Billion annually Trend – Aging of the Federal workforce, increased outsourcing, sustained budget growth

ATSC Functional Expertise Nearly 29 years of applications software development for the financial community, both public and private sectors Recently developed applications systems and software development for the law enforcement community, at the Federal (DHS), State and Local levels Certified CMMI Level 3, ISO 9000 in process Network systems engineering, development and support in a variety of high-stress, high availability environments

ATSC Contract Profile Contract Mix: 94% T&M and Fixed Price; 6% Cost Reimbursable Over 200 active contract assignments No one contract accounts for more than 12% of revenue Prime contracts account for about 80% of annual revenue Contract backlog greater than $125 M with a robust bid pipeline ($190 M including PMG)

ATS Revenue Trend (Annualized) (PF with PMG) $105M $112M $114M $127M $70 $80 $90 $100 $110 $120 $130 Millions 2005 2006 2007 (p) 2007 (p) Year

First Half Accomplishments

First Quarter Closed the Acquisition of ATS, Inc. Engaged Independent Auditors Restructured Warrant Agreement Hired Permanent CFO Closed Bridge Credit Facility Authorized and Initiated a Stock/Warrant Repurchase Program Centralized the Business Development Process Introduced New Company-Wide Incentive Program

Second Quarter Engaged a SOX Compliance Consulting Team Completed the Reorganization of our Operating Groups and Eliminated Several Positions Added Two New Independent Directors Secured Permanent Credit Facility with BofA Added Key Business Development Professionals Strengthened and Added Discipline to our Business Development Process

Financial Overview

First Half Results (5 ½ months) Revenue: $49.7 Million Net Income: ($6.6 Million) Extraordinary Items Loss on Warrant Liabilities $6.9 Million Vested/Cancelled Options $ .6 Million Adjusted Net Income $ .9 Million (1.8%) Interest/Taxes/Dep/Amort $2.1 Million EBITDA $3.0 Million (6%) One-Time Adjustments Severance $ .3 Million SOX Start-Up $ .1 Million Adjusted EBITDA(1) $3.4 Million (6.8%) (1) Adjusted EBITDA – Earnings before interest, taxes, depreciation and amortization adjusted for extraordinary and one-time adjustments not expected to be reflected in the ongoing performance of ATS, including extraordinary items related to the loss on warrant liabilities and vested, cancelled options of the former Chief Financial Officer and one-time adjustments related to severance expenses and Sarbanes Oxley compliance costs, all as defined in the 2007 1st and 2nd quarter earnings call transcripts and earnings releases. EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net income as a measure of operating performance or the cash flows from operating activities as a measure of liquidity.

ATSC Capital Structure Total shares outstanding ~ 18,300,000 Warrants Outstanding ~ 38,300,000 exercisable at $5.00/share through October, 2009 Net Debt (prior to PMG) $-0- Line of Credit $50,000,000 Bank of America (Lead) Citizens Bank

ATSC Profitability Margin improvement/cost containment activities already underway and results very positive Planned Q4 “run rate” reported EBITDA in excess of 8.0% Targeting 9-10% reported EBITDA in calendar 2008

Recent Acquisition Activity Potomac Management Group Primary market served is DHS/Coast Guard maritime security consulting program management support information technology Large cadre of expert employees/consultants (175) Transaction closed 8/31/07 Projected 2007 Revenue of $13.4 Million with mid-teens EBITDA All in price $15.5 Million allocated as follows: $13.75 M cash at closing $500K in ATS stock (134,408 shares) $2.25 M two-year promissory note $1.5 M earnout payable over two years, based on revenue targets 338(h)(10) election is worth $2.5 M (approx) NPV in tax savings

Post Acquisition Market Mix 44% 29% 24% 3% Civilian Federal Agencies 44% Defense and Homeland Security 29% Commercial 24% State and Local Governments 3%

PMG Acquisition Analysis (full earnout) Purchase Consideration ($ Million) At Closing $13.75 Stock at Closing $ .50 NPV Note $ 2.19 Earnout (max) $ 1.50 Base Price $17.94 NPV 338(h)(10) election (est.) (1) ($ 2.50) Adjusted Price $15.44 Projected ’07 Revenue $13.40 Estimated ’08 Revenue $15.40 Projected ’07 EBITDA $ 2.45 Derived Multiples Adjusted Price ’07 Revenue 1.15x ’08 Revenue 1.00x ’07 EBITDA 6.30x (1) ATS expects to receive significant annual tax savings as a result of the transaction structure.

Current 2007 Guidance (11.5 Months)

		Current	With PMG
Revenue	H1 (Q1 & Q2) H2 (Q2 & Q3) CY 2007	$49.7 M (Act.) $58-63 M $107.5-112.5 M	 $62-67 M $111-117 M
EBITDA	H1 (Q1 & Q2) H2 (Q2 & Q3) CY 2007	$3 M (Act.) $4-5 M $6-8 M	 $4.8-5.8 M $7.8-8.8 M

ATS
September 2007 www.atsva.com 23

ATSC Growth Strategy Organic growth (2008 and beyond): in excess of 10% per annum (including growth of acquired companies after acquisition) Acquisition growth: additional $40 M in revenue planned to be added in calendar 2007 Implied run rate of $160 M by end of 2007 Plenty of attractive acquisition targets available in 2008 and beyond

Second Half Agenda Successfully Complete SOX Compliance Program Complete Organizational Streamlining (infrastructure) Further Increase Profitability Substantially Increase Backlog Close One or Two Additional Accretive M&A Transactions Obtain NASDAQ Listing Analyze our Warrant Overhang with the Goal of Bringing in Capital and Retiring Warrants Position ATSC to be Competitive with its Peer Group

Summary ATSC is an extraordinary platform for growth in the Government markets It is a “pure play” IT company with dominant expertise in financial systems and law enforcement Its market is growing though its current market share is small It is large enough to compete at nearly any level, yet it is small enough to remain agile and responsive The ATSC management team has the knowledge and direct experience to propel the company forward in terms of growth and profitability organically and through acquisition

Appendix: Representative Engagements

U.S. Law Library of Congress Developed and host GLIN.gov, a search and retrieval Web application Contains legal resources contributed by 30+ countries Expanded multilingual features Intuitive user interfaces and advanced search capabilities Powerful user administration tools and workflow

Wireless Law Enforcement Solutions Proven secure wireless access to criminal databases using handheld devices Used successfully by police in Seattle, New York, and more than 150 other agencies Instant information has meant: Increased arrest rates Recovery of stolen property Improved safety for officers and the public

Federal Air Marshal Service Developed and deployed a system to support “force multiplier” strategy Collects, analyzes, maintains, and confirms travel data for multi-agency federal law enforcement officers traveling on commercial flights Benefits for FAMS: Expands effective flight coverage Instant situational awareness during event

Federal Housing Finance Board Provide outsourced IT management services Helped FHFB design, implement and currently support re-engineered IT infrastructure Highlights: Implemented standardized operating system platform Replicated IT infrastructure in a disaster recovery facility Upgraded to Exchange messaging services Improved remote access and added wireless capabilities